LONGLEAF PARTNERS FUNDS TRUST

SUPPLEMENT DATED SEPTEMBER 1, 2021

TO PROSPECTUS DATED MAY 1, 2021

Page 5 of the Prospectus and page 2 of Longleaf Partners Small-Cap Fund’s Summary Prospectus should be updated to reflect the fees and expenses set forth below. The fee table on page 21 of the Prospectus should be updated to reflect a fee cap on the Small-Cap Fund of 0.95% through at least April 30, 2023.

Small-Cap Fund Summary

Fees and Expenses

The following table shows the fees and expenses you may pay to buy and hold shares of the Small-Cap Fund.

Transaction Fees and Expenses
(sales charges or loads) (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%

12b-1 Fees	None

Other Expenses	0.17

Total Annual Fund Operating Expenses	0.96%

Expense Reimbursement(1)	(0.01)

Total Annual Fund Operating Expenses After Expense Reimbursement	0.95%

(1)

Effective September 1, 2021, Southeastern has contractually committed to limit operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 0.95% of average net assets per year. This agreement is in effect through at least April 30, 2023 and may not be terminated before that date without Board approval.

The expense information in the table has been restated to reflect current fees.

Example of Fund Expenses. This example helps compare the cost of investing in the Small-Cap Fund with other mutual funds. The table shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. The example assumes a $10,000 investment, a 5% total return each year, and that Fund operating expenses are equal to the total annual fund operating expenses after expense reimbursement shown in the table through April 30, 2023, and total annual fund operating expenses thereafter. Your actual costs may be higher or lower than those shown.

One Year	Three Years	Five Years	Ten Years
$97	$304	$529	$1,176